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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        October 24, 2002


                           STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-68440                 56-1581761
----------------------------      ------------------      ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation or            file number)             Identification
       Organization)                                             Number)


111 Pencader Drive Newark, Delaware                               19702
------------------------------------------------------      -----------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.                Description
-----------                -----------
99.1                       Press Release issued by Strategic Diagnostics Inc. on
                           October 24, 2002.



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Item 9.  Regulation FD Disclosure

                  On October 24, 2002, Strategic Diagnostics Inc. issued a press release providing its first quarter results and announcing that the Company has successfully recruited Ms. Anne Cavanaugh to run the Company's European Sales Office, and Mr. Stanley J. Musial to become the Company's Chief Financial Officer. The Company also reported in the press release that its commercial bank waived the loan covenant covering the required level of EBITDA for the third quarter of 2002. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: November 8, 2002                          Strategic Diagnostics Inc.
      ----------------

                                           By:  /s/ Arthur A. Koch, Jr.
                                                --------------------------------
                                                Arthur A. Koch, Jr.

                                                Chief Operating Officer



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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

  99.1                     Press Release issued by Strategic Diagnostics Inc. on
                           October 24, 2002.